UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): December 2, 2014

Starz
(Exact name of registrant as specified in its charter)

Delaware	001-35294	20-8988475
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

8900 Liberty Circle
Englewood, Colorado 80112
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (720) 852-7700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.04. Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans

On December 2, 2014, Starz (the “Company” or “we”) delivered to its executive officers and directors (collectively, the “Covered Persons”) a notice under Rule 104(b)(2)(i) of Regulation BTR, pursuant to which Starz has imposed a “blackout” period in accordance with Section 306(a) of the Sarbanes-Oxley Act of 2002 (“SOX”) and the Securities and Exchange Commission regulations.

Because a blackout period has been imposed under the Liberty Media 401(k) Savings Plan (the “Plan”), in which Starz is an adopting employer, beginning on Wednesday, December 31, 2014 at 4:00 p.m., ET, and ending on or about Monday, February 2, 2015, we are imposing a SOX blackout period beginning on Wednesday, December 31, 2014 at 4:00 p.m., ET, and ending on or about Monday, February 2, 2015. We will advise the Covered Persons when the SOX blackout period ends, if earlier or later than the specified date and time. The blackout period under the Plan is needed in connection with the proposed transfer of Starz participants’ accounts from the Plan to a new 401(k) plan to be established by Starz in early 2015. To facilitate such transfer, the following securities will be sold from the Starz participants’ Plan accounts:

Investment Options to Be Sold	Ticker
Starz’ Series A Common Stock	STRZA
Liberty Media Corporation’s Series A Common Stock	LMCA
Liberty Media Corporation’s Series C Common Stock	LMCK
Liberty Interactive Corporation’s Liberty Ventures Series A Common Stock	LVNTA
Liberty Interactive Corporation’s QVC Series A Common Stock (formerly Liberty Interactive Series A Common Stock)	QVCA
Liberty TripAdvisor Holdings’ Series A Common Stock	LTRPA
Liberty Broadband Corporation’s Series A Common Stock	LBRDA
Liberty Broadband Corporation’s Series C Common Stock	LBRDK

While the SOX blackout period is in effect, the Covered Persons (and their immediate family members who share their residence) should not, directly or indirectly, engage in any purchase, sale, transfer, acquisition, or disposition of any equity securities of Starz, Liberty Media Corporation and Liberty Interactive Corporation, including shares of any series of each such companies’ common stock and any options with respect to any of such stocks. There are limited exclusions and exemptions from this rule. For example, transactions that are executed pursuant to a properly adopted Rule 10b5-1 plan are exempt from the foregoing SOX blackout trading restrictions. Further, the above prohibition is in addition to other restrictions on trading activity that the Company imposes on its executive officers and directors, including under the Company’s insider trading policy and any administrative blackout related to the Company’s online incentive award platform.

The Company received notice of the Plan blackout required by the Employment Retirement Income Security Act of 1974 on December 2, 2014, and provided the SOX blackout notice to the Covered Persons on the same day.

If the Covered Persons have any questions pertaining to the notice or the SOX blackout period, they were directed to contact David Weil or Tim Sweeney in the Legal Department by telephone at 720-852-7700 or by mail at 8900 Liberty Circle, Englewood, CO 80112.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 2, 2014	STARZ

	By:	/s/ David Weil
Name: David Weil
Title: Executive Vice President and General Counsel

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